UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
United Community Banks, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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125 Highway 515 East
Blairsville, Georgia 30514-0398

AMENDED NOTICE OF 2019 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD WEDNESDAY, MAY 8, 2019

Shareholders of United Community Banks, Inc.:

The 2019 Annual Meeting of Shareholders (the “Meeting”) of United Community Banks, Inc. (the “Company”) will be held at the date, time, place and for the purposes set forth below:

DATE AND TIME:	Wednesday, May 8, 2019, at 1:00 p.m., Eastern time

PLACE:	The Ridges Resort 3499 Highway 76 West Young Harris, Georgia 30582

ITEMS OF BUSINESS:	1.	To elect ten directors to constitute the Board of Directors to serve until the next annual meeting and until their successors are elected and qualified;
	2.	To approve, on an advisory basis, the compensation of our Named Executive Officers;
	3.	To ratify the appointment of PricewaterhouseCoopers LLP as independent registered public accountant for 2019;
	4.	To conduct an advisory (non-binding) vote regarding the frequency of future votes regarding the compensation of our Named Executive Officers (“Say-On-Frequency”); and
	5.	To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

WHO CAN VOTE:	You may vote only if you owned shares of common stock at the close of business on March 11, 2019.
BY ORDER OF THE BOARD OF DIRECTORS,

Jimmy C. Tallent,
Executive Chairman

The Proxy Statement made available to shareholders on or about March 29, 2019 provides information about the matters you will be asked to consider and vote on at the Meeting, except that additional information with respect to Proposal 4 listed above is set forth in the accompanying Supplement to Proxy Statement.

Your Vote is Important.

You are cordially invited and urged to attend the Meeting. Whether or not you plan to attend the Meeting, please complete, date and sign the enclosed amended proxy card and promptly mail it in the enclosed envelope. The proxy is revocable in the manner described in the Proxy Statement and the accompanying Supplement to Proxy Statement at any time before it is voted at the Meeting. If you attend the Meeting, you may vote in person if you wish, even if you have previously returned a proxy card.

125 Highway 515 East
Blairsville, Georgia 30514-0398

SUPPLEMENT TO PROXY STATEMENT
FOR
2019 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD WEDNESDAY, MAY 8, 2019

Unless the context otherwise requires, references in this Supplement to Proxy Statement (this “Supplement”) to “we,” “us,” “our,” “our company,” “the Company” or “UCBI” refer to United Community Banks, Inc. and its subsidiary, United Community Bank (which we refer to as the “Bank”). We also sometimes refer to the Board of Directors of United Community Banks, Inc. as the “Board.” Additionally, we use terms such as “you” and “your” to refer to our shareholders.

On March 29, 2019, we filed our proxy statement (the “Proxy Statement”) relating to the Annual Meeting of Shareholders of the Company to be held on Wednesday, May 8, 2019 (the “Meeting”) with the Securities and Exchange Commission (the “SEC”) and made available to our shareholders on the Internet, and commenced delivering to our shareholders by mail, the Proxy Statement and related proxy materials.

Subsequent to that date, we determined that we had inadvertently omitted the required proposal to shareholders regarding how often (the “Say-On-Frequency Proposal”) we will hold future advisory (non-binding) votes regarding the compensation of the Company’s named executive officers (each a “Say-On-Pay Vote”). This Supplement has been prepared to provide our shareholders with information regarding the Say-On-Frequency Proposal and whether future Say-On-Pay votes should occur every one year, every two years, or every three years.

This Supplement is being furnished to our shareholders of record as of the close of business on March 11, 2019, the record date for the determination of shareholders entitled to notice of and to vote at the Meeting or at any adjournments thereof, pursuant to the accompanying Amended Notice of 2019 Annual Meeting of Shareholders (the “Amended Notice”). This Supplement and the Amended Notice supplement and amend the Notice of 2019 Annual Meeting of Shareholders and the Proxy Statement, each dated March 29, 2019, previously mailed or made available to our shareholders. This Supplement does not provide all of the information that is important to your decision at the Meeting. Additional information is included in the Proxy Statement that was previously made available to our shareholders. We encourage you to carefully read this Supplement together with the Proxy Statement.

Shareholders of record are receiving an amended proxy card enclosed with this Supplement that includes the Say-On-Frequency Proposal under Proposal 4. Shareholders of record may vote on all four proposals by submitting the amended proxy card enclosed with this Supplement. Properly executed proxies that do not contain voting instructions for any proposal will be voted in accordance with the recommendations of the Board of Directors.

If you have already voted and do not submit a new proxy card, your previously submitted proxy will be voted at the Annual Meeting with respect to all other proposals but will not be counted in determining the outcome of the Say-On-Frequency Proposal.

PLEASE NOTE THAT IF YOU SUBMIT A NEW PROXY CARD IT WILL REVOKE ALL PRIOR PROXY CARDS, SO IT IS IMPORTANT TO INDICATE YOUR VOTE ON EACH PROPOSAL ON THE NEW PROXY CARD.

Except for the addition of Proposal 4, this Supplement does not modify, amend, supplement or otherwise affect any matter presented for consideration in the Proxy Statement.

IMPORTANT NOTICE REGARDING AVAILABILITY OF PROXY MATERIALS FOR THE 2019 ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON WEDNESDAY, MAY 8, 2019

Pursuant to rules promulgated by the SEC, the Company is providing access to its proxy materials both by sending this Supplement to shareholders and by notifying shareholders of the availability of its proxy materials on the Internet. You may access the following information at www.proxyvote.com, which does not have “cookies” that identify visitors to the site:

•	Amended Notice of 2019 Annual Meeting of Shareholders to be held on Wednesday, May 8, 2019;
•	Proxy Statement for 2019 Annual Meeting of Shareholders to be held on Wednesday, May 8, 2019;
•	2018 Annual Report to Shareholders;
•	Supplement to Proxy Statement;
•	Form of Proxy Card, as amended; and
•	Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

PROPOSAL 4.

ADVISORY VOTE ON FREQUENCY OF SAY-ON-PAY VOTE

In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended (which was added by the Dodd-Frank Wall Street Reform and Consumer Protection Act), and the related rules of the SEC, the Company is providing shareholders the opportunity to indicate, on a non-binding, advisory basis, whether future Say-On-Pay votes of the nature reflected in Proposal 2 of the Proxy Statement should occur every one year, every two years or every three years. At the 2013 Annual Meeting of Shareholders, our shareholders indicated their preference for us to hold Say-On-Pay votes on an annual basis and the Board of Directors subsequently determined that we would hold and we have held an annual Say-On-Pay vote.

Although the Board of Directors recommends holding a Say-On-Pay vote once every year, shareholders have the option to specify one of four choices for this matter on the amended proxy card: every one year, every two years, every three years or abstain. Shareholders are not voting to approve or disapprove of the Board’s recommendation. This Say-On-Frequency Proposal is non-binding on the Board of Directors. Although non-binding, the Board and the Compensation Committee will carefully review the voting results. Notwithstanding the Board’s recommendation and the outcome of the shareholder vote, the Board may in the future decide to conduct advisory Say-On-Pay votes on a less frequent basis and may vary its practice based on factors such as discussions with shareholders and the adoption of material changes to compensation programs.

THE BOARD RECOMMENDS A VOTE TO CONDUCT FUTURE ADVISORY VOTES ON EXECUTIVE COMPENSATION EVERY 1 YEAR.

VOTING; REVOCABILITY OF PROXIES

If you sign and return the amended proxy card, it will revoke and replace any previous proxy you have submitted. If you do not sign and return the amended proxy card, your previous proxy will remain in effect, but it will not include any vote on the Say-On-Frequency Proposal. In order to vote on the Say-On-Frequency Proposal, you must submit a vote on Proposal 4 and mail the amended proxy card, attend the Meeting and vote in person or vote through some other means (e.g. the Internet) that we may provide.

If you hold the Company’s common stock in “street name,” your bank, broker or other nominee has forwarded you this Supplement and the amended proxy card. As the beneficial owner of the shares, you have the right to direct your nominee concerning how to vote your shares by using the voting instructions your nominee included in the mailing or by following your nominee’s instructions for voting. If you want to vote your shares in person at the Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder.

If the amended proxy card or original proxy card is properly signed, dated and returned and is not revoked, the proxy will be voted at the Annual Meeting in accordance with the shareholder’s instructions indicated on the proxy. If no instructions are indicated on the amended proxy, the proxy will be voted “FOR” the election of each nominee for director; “FOR” the ratification of the appointment of our independent registered public accounting firm; “FOR” the advisory, non-binding Say-On-Pay resolution; and “1 YEAR” on the advisory, non-binding Say-On-Frequency Proposal.

If you are a “street name” holder and do not provide voting instructions on one or more proposals, your bank, broker or other nominee will be unable to vote those shares with respect to any proposal as to which you provide no voting instructions, except that your bank, broker or other nominee has the discretionary authority to vote your shares with respect to the ratification of the appointment of PricewaterhouseCoopers LLP (Proposal 3).

If you are a record holder, you may revoke your proxy at any time before it is voted at the Meeting by any of the following means:

•	attending the Meeting and voting your shares by ballot;
○	Please note that your attendance at the Meeting will not, by itself, revoke a proxy; you must also vote your shares by ballot at the Meeting.
•	completing and submitting to the Secretary of the Company a new valid proxy bearing a later date; or
•	delivering written notice of revocation the Secretary of the Company.

All written notices of revocation and other communications with respect to revocation or proxies should be sent to: Secretary of United at Post Office Box 398, Blairsville, Georgia 30514-0398.

If you are a “street name” holder, contact your bank, broker or other nominee so that they can provide instructions explaining how you may change or revoke your voting instructions.